UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2026

TVARDI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Sugar Creek Ctr. Blvd. Suite 525 Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 489-8654

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TVRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Tvardi Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026.

Proposal 1 - Election of Directors

Imran Alibhai, Ph.D., Cynthia Smith and Sujal Shah were each elected to serve as a Class II director of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders and until their successor is duly elected or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld
Imran Alibhai, Ph.D.	3,513,039	147,472
Cynthia Smith	3,392,877	267,634
Sujal Shah	3,507,652	152,859

Broker Non-Votes: 2,975,429

Proposal 2 – Non-Binding, Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,482,265	161,795	16,451	2,975,429

Proposal 3 - Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The stockholders indicated, on an advisory basis, one year as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, by the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,453,729	9,343	15,435	182,004	2,975,429

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported above, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

Proposal 4 - Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,523,292	62,646	50,002	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVARDI THERAPEUTICS, INC.

Date: June 11, 2026	By:	/s/ Imran Alibhai
	Name:	Imran Alibhai
	Title:	Chief Executive Officer